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                                                                    EXHIBIT 21.1

                         SUPERIOR ENERGY SERVICES, INC.
                              LIST OF SUBSIDIARIES*

                                                                                                          STATE OF JURISDICTION OF
NAME                                                                                                   INCORPORATION OR ORGANIZATION
----                                                                                                   -----------------------------
1105 Peters Road, L.L.C.                                                                                         Louisiana
Ace Rental Tools, L.L.C.                                                                                         Louisiana
Blowout Tools, Inc.                                                                                                Texas
Concentric Pipe and Tool Rentals, L.L.C.                                                                         Louisiana
Connection Technology, L.L.C.                                                                                    Louisiana
Drilling Logistics, L.L.C.                                                                                       Louisiana
Environmental Treatment Team, L.L.C.                                                                             Louisiana
F & F Wireline Services, L.L.C.                                                                                  Louisiana
Fastorq, L.L.C.                                                                                                  Louisiana
H.B Rentals, L.C.                                                                                                Louisiana
Imperial Snubbing Services, Ltd.                                                                              Trinidad/Tobago
International Snubbing Services, L.L.C.                                                                          Louisiana
Lamb Energy Services, L.L.C.                                                                                      Delaware
Non-Magnetic Rental Tools, L.L.C.                                                                                Louisiana
Oil Stop, L.L.C.                                                                                                 Louisiana
Premier Oilfield Services Limited                                                                                 Scotland
Production Management Industries, L.L.C.                                                                         Louisiana
SPN Resources, LLC                                                                                               Louisiana
Southeast Australian Services Pty., Ltd.                                                                         Australia
Stabil Drill Specialties, L.L.C.                                                                                 Louisiana
Stabil Drill (UK) Limited                                                                                         Scotland
Sub-Surface Tools, L.L.C.                                                                                        Louisiana
Superior Energy Services, L.L.C.                                                                                 Louisiana

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
Tong Specialty, L.L.C.                                                                                           Louisiana
Wild Well Control, Inc.                                                                                            Texas
Workstrings, L.L.C.                                                                                              Louisiana

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         * Names of particular subsidiaries have been omitted from the above list because, considered in the aggregate, they would not constitute, as of the end of the year covered by this report, a "significant subsidiary" as that term is defined in Rule 1.02(w) of Regulation S-X under the Securities Exchange Act of 1934.